UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2022

RUMBLE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40079	85-1087461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Dr, Longboat Key, FL 34228

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

CF Acquisition Corp. VI
110 East 59th Street, New York, NY 10022
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CFVI	The Nasdaq Capital Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFVIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Introductory Note

References in this Current Report on Form 8-K (this “Form 8-K”) to: (i) “the Company” are to Rumble Inc., a Delaware corporation, which was formerly known as CF Acquisition Corp. VI (until it was renamed Rumble Inc. in connection with the Closing on the date hereof); (ii) “Legacy Rumble” are to Rumble Inc., a corporation formed under the laws of the Province of Ontario, Canada, (iii) the “Business Combination” are to the previously announced business combination between the Company and Legacy Rumble contemplated by the Business Combination Agreement (the “Business Combination Agreement”), dated as of December 1, 2021, as amended on August 24, 2022, by and between the Company and Legacy Rumble, and (iv) “the Closing” are to the consummation of the Business Combination.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to such terms in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2022, as supplemented (the “Proxy Statement”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 15, 2022, the Company held a special meeting of stockholders (the “Special Meeting”) in connection with the Business Combination, as further described in the Proxy Statement.

Present at the Special Meeting, via the virtual meeting platform or by proxy, were holders of 21,605,857 shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), representing approximately 57% of the voting power of the Common Stock as of July 25, 2022, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 38,200,000 shares of Common Stock issued and outstanding.

At the Special Meeting, the Company’s stockholders voted on and approved the Business Combination Proposal, the election of each director nominee pursuant to the Director Election Proposal, each of the Nasdaq Proposals, the Stock Incentive Plan Proposal, and each of the separate proposals to approve certain material differences to the Company’s charter pursuant to the Charter Amendment Proposals, in each case as defined and described in greater detail in the Proxy Statement and incorporated herein by reference.

The approval of the Business Combination Proposal and the Charter Amendment Proposals each required the affirmative vote of a majority of the issued and outstanding shares of Common Stock as of the Record Date. The approval of the election of each director nominee pursuant to the Director Election Proposal required the affirmative vote of a plurality of the shares of Common Stock cast by the stockholders present via the virtual meeting platform or represented by proxy and entitled to vote thereon at the Special Meeting. The approval of each of the Nasdaq Proposals and the Equity Incentive Plan Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock cast by the stockholders present via the virtual meeting platform or represented by proxy and entitled to vote thereon at the Special Meeting.

The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders, as the Business Combination Proposal, the election of each director nominee pursuant to the Director Election Proposal, each of the Nasdaq Proposals, the Stock Incentive Plan Proposal and each of the Charter Amendment Proposals each received a sufficient number of votes required for approval.

Set forth below are the final voting results for the Proposals. Defined terms used but not defined in the Proposals described below have the meanings ascribed to such terms in the Proxy Statement:

Proposal No. 1 – The Business Combination Proposal. A proposal to adopt and approve the Business Combination Agreement and to approve the transactions contemplated thereby, including the plan of arrangement (the “Arrangement”) submitted to (and approved by) the Ontario Superior Court of Justice (Commercial List), as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
21,374,321	65,379	166,157

Proposal No. 2 – The Director Election Proposal. A proposal to elect six directors to serve on the Company’s board of directors following the Business Combination until the next applicable annual meeting of stockholders and until their respective successors are duly elected and qualified. The following is a tabulation of the votes with respect to each of the director nominees, each of whom was elected by the Company’s stockholders:

Name	For	Against	Abstain
Nancy Armstrong	20,880,907	115,774	609,176
Robert Arsov	20,946,641	80,699	578,517
Paul Cappuccio	20,948,391	88,401	569,065
Ethan Fallang	20,946,902	80,652	578,303
Ryan Milnes	20,942,672	79,529	583,656
Christopher Pavlovski	21,089,323	74,676	441,858

Proposal No. 3 – The Nasdaq Proposals. Separate proposals to approve the following items, for purposes of complying with The Nasdaq Stock Market Listing Rule 5635:

3A. A proposal to issue up to 63,245,836 shares of Class A common stock, 168,956,526 shares of Class C common stock and 106,428,676 shares of Class D common stock, in each case pursuant to the Business Combination Agreement, and up to an additional 168,956,526 shares of Class A common stock issuable upon conversion of exchangeable shares of 1000045728 Ontario Inc., an indirect subsidiary of the Company (“ExchangeCo Exchangeable Shares”), to be issued pursuant to the Business Combination Agreement. The following is a tabulation of the votes of this proposal, which was approved by the Company’s stockholders.

For	Against	Abstain
21,037,680	229,714	338,463

3B. A proposal to issue up to 8,500,000 shares of Class A common stock pursuant to the PIPE Investment (as defined in the Proxy Statement). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders.

For	Against	Abstain
20,974,279	241,906	389,672

Proposal No. 4 – The Stock Incentive Plan Proposal. A proposal to approve the Stock Incentive Plan of the Company in connection with the Business Combination. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
20,284,042	880,725	441,090

Proposal No. 5 – The Post-Merger Charter Amendment Proposals. Separate proposals to amend and restate the Company’s amended and restated certificate of incorporation to adopt the following material differences that will be in effect upon the consummation of Business Combination. The second amended and restated certificate of incorporation is referred to as the “Company Charter.”

5A. A proposal to change the name of the Company to “Rumble Inc.” The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
21,202,877	89,878	313,102

5B. A proposal to eliminate the the Company Class B common stock, par value $0.0001 per share, as a class of common stock of the Company. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
21,110,459	103,024	392,374

5C. A proposal to create two new classes of common stock, Class C common stock, par value $0.0001 per share (the “Class C Common Stock”), and Class D common stock, par value $0.0001 per share (the “Class D Common Stock”). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
20,408,066	724,444	473,347

5D. A proposal to increase the authorized shares of the Company’s “blank check” preferred stock and Class A Common Stock. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
20,421,502	796,611	387,744

5E. A proposal to provide that the holders of Class A Common Stock and Class C Common Stock will be entitled to one vote per share and the holders of the Class D Common Stock will be entitled to a number of vote per share that represent, upon closing of the Business Combination (the “Closing”) and when taking into account the shares of Class A Common Stock (if any) and Class C Common Stock to be issued to Mr. Pavlovski at Closing, 85% of the voting power of the Company, on a fully-diluted basis. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
20,295,573	855,980	454,304

5F. A proposal to provide that shares of Class C Common Stock are only issuable in connection with the exchange of shares of Rumble for ExchangeCo Exchangeable Shares and shares of Class C Common Stock pursuant to the Arrangement or in respect of stock splits, stock dividends and the like. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
20,974,325	183,799	447,733

5G. A proposal to provide that shares of Class A Common Stock are entitled to dividends and distributions ratably with other Participating Shares (as defined in the Company Charter) and that the shares of Class C Common Stock and Class D Common Stock are not entitled to dividends or distributions, except in the limited circumstances set forth in the Company Charter. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
21,049,501	172,022	384,334

5H. A proposal to provide for the mandatory redemption of the Class C Common Stock and Class D Common Stock on the terms set forth in the Company Charter. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
20,967,291	175,051	463,515

5I. A proposal to provide for certain transfer restrictions with respect to the Class C Common Stock and Class D Common Stock on the terms set forth in the Company Charter. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
20,973,721	167,268	464,868

5J. A proposal to permit that stockholders can act by written consent to the extent that Qualified Stockholders, together with their “Permitted Transferees” own more than 66.66% of the voting power of the capital stock of the Company. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
20,525,794	649,148	430,915

5K. A proposal to eliminate certain restrictions on business combinations with affiliated parties. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
21,069,080	130,582	406,195

5L. A proposal to approve all other changes, including eliminating certain provisions related to special purpose acquisition corporations that will no longer be relevant following the Closing. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
21,085,454	115,282	405,121

Item 8.01.	Other Events.

On September 15, 2022, the Company issued a press release announcing, among other things, the results of the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release disclosed that, in connection with the Business Combination, 30,689 shares of Class A Common Stock, representing approximately 0.1% of the issued and outstanding shares of Class A Common Stock of the Company available for redemption, were redeemed.

On September 16, 2022, the Company and Legacy Rumble issued a press release announcing, among other things, that the Business Combination closed on September 16, 2022, and that the Company’s Class A common stock and warrants are expected to commence trading on the Nasdaq Global Market on September 19, 2022 under the ticker symbols “RUM” and “RUMBW”, respectively. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of CF Acquisition Corp. VI dated September 15, 2022 announcing results of the Special Meeting.
99.2	Press Release of CF Acquisition Corp. VI dated September 16, 2022 announcing the closing of the Business Combination.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding the Company’s and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to assumptions, risks and uncertainties. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. Many factors could cause actual future events to differ from the forward looking-statements in this Current Report on Form 8-K, including but not limited, to failure to realize the anticipated benefits of the business combination; the risk that the business combination disrupts current plans and operations of the Company; costs related to the business combination; the impact of competitors on the Company’s current and future business; unanticipated costs; the ability to maintain the listing of the Company’s stock on Nasdaq, changes in laws and regulations affecting the Company’s business, the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities, risks related to the Company’s limited operating history, the rollout of the Company’s business and the timing of expected business milestones, risks related to the Company’s potential inability to achieve or maintain profitability and generate cash, current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, and their impact on the Company, its business and markets in which it operates, the ability of the Company to retain existing content providers and users and attract new content providers and customers, the potential inability of the Company to manage growth effectively, the enforceability of the Company’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, the potential for and impact of cyber related attacks, events or issues effecting the Company, its business and operations, and the ability to recruit, train and retain qualified personnel. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4, which was filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 12, 2022, the Company’s Form 10-Q filed with the SEC on August 15, 2022 and other filings that the Company has filed or will file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLE INC. (formerly known as CF ACQUISITION CORP. VI)

By:	/s/ Christopher Pavlovski
	Name:	Christopher Pavlovski
	Title:	Chairman and Chief Executive Officer

Dated: September 16, 2022